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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)    September 14, 1999


                              INVITROGEN CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                        0-25317               33-0373077
----------------------------    ------------------------     -------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
   of incorporation)                                       Identification No.)

                     1600 FARADAY AVENUE, CARLSBAD, CA    92008
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (760) 603-7200


                                  NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition Or Disposition Of Assets

         On August 17, 1999, Invitrogen Corporation ("Invitrogen") completed a merger pursuant to which NOVEX, a California corporation ("NOVEX"), became a wholly owned subsidiary of Invitrogen. NOVEX is involved in producing and supplying protein and nucleic acid electrophoresis, detection and analysis products used in molecular biology. Upon completion of the merger, each share of NOVEX stock was converted into the right to receive a fraction of a share of Invitrogen common stock equal to an exchange ratio of .23188 and each outstanding option to purchase NOVEX common stock was converted into the right to purchase a fraction of a share of Invitrogen common stock equal to the same exchange ratio. The exchange ratio was calculated by dividing 3,000,000 by the sum of (i) the total number of shares of NOVEX common stock outstanding immediately prior to the effective time of the merger and (ii) the number of shares of NOVEX common stock issuable upon exercise of all NOVEX stock options outstanding on the day immediately preceding the effective time of the merger. The exchange ratio was based on (i) the negotiated value of NOVEX, (ii) the number of NOVEX shares and options outstanding, and (iii) the recent market price of Invitrogen Common Stock. Invitrogen intends to continue NOVEX's operations as part of Invitrogen's business segment. A total of 3,000,000 shares of Invitrogen Common Stock are issuable to the shareholders and optionholders of NOVEX as a result of the exchange of securities in the merger.

ITEM 7.  Financial Statements and Exhibits

         (a) Financial Statements of NOVEX. The audited financial statements required to be filed are incorporated by reference to Invitrogen Corporation's Registration Statement on Form S-4 (Commission File No. 333-82593).

                           The unaudited interim financial statements required to be filed are filed as an exhibit hereto and are incorporated herein by reference.

         (b) Pro forma financial information. The pro forma financial statements required to be filed are filed as an exhibit hereto and are incorporated herein by reference.

         (c)               Exhibits.

     EXHIBIT                              DESCRIPTION
     -------                              -----------
     2.1                                  Agreement and Plan of Reorganization
                                          dated as of June 14, 1999 by and among
                                          Invitrogen Corporation, Invo Merger
                                          Corporation, and NOVEX. Schedules and
                                          similar attachments to this Exhibit
                                          have not been filed; upon request,
                                          Invitrogen will furnish supplementally
                                          to the Commission a copy of any
                                          omitted schedule. Incorporated by
                                          reference from Annex A to the
                                          Registration Statement on Form S-4
                                          (Commission File No. 333-82593).

     23.1                                 Consent of Ernst & Young LLP,
                                          Independent Auditors.

     27.01                                Financial Data Schedule

     99.1 NOVEX audited (i) Consolidated Balance Sheets as of March 31, 1999 and 1998;
                                          (ii) Consolidated Statements of Income
                                          for the years ended March 31, 1999,
                                          1998 and 1997; (iii) Consolidated
                                          Statements of Stockholders' Equity for
                                          the years ended March 31, 1999, 1998
                                          and 1997; (iv) Consolidated Statements
                                          of Cash Flows for the years ended
                                          March 31, 1999, 1998 and 1997; and
                                          related Notes to Consolidated
                                          Financial Statements. Incorporated by
                                          reference to Invitrogen Corporation's
                                          Registration Statement on Form S-4
                                          (Commission File No. 333-82593).

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     99.2                                 NOVEX unaudited (i) Consolidated
                                          Balance Sheet as of June 30, 1999;
                                          (ii) Consolidated Statements of
                                          Income for the three months ended
                                          June 30, 1999 and 1998; and (iii)
                                          Consolidated Statements of Cash Flows
                                          for the three months ended June 30,
                                          1999 and 1998.

     99.3 Invitrogen Corporation and NOVEX Unaudited Pro Forma (i) Combined Balance Sheet as of June 30, 1999;
                                          (ii) Combined Statements of Income for
                                          the six months ended June 30, 1999 and
                                          1998 and for the years ended December
                                          31, 1998, 1997 and 1996; and (iii)
                                          related Notes to Combined Financial
                                          Statements.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    September 14, 1999                     INVITROGEN CORPORATION


                                                By:  /s/ James R. Glynn
                                                     -----------------------
                                                     James R. Glynn
                                                     Chief Financial Officer



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                                INDEX OF EXHIBITS

     EXHIBIT                              DESCRIPTION
     -------                              -----------
     2.1                                  Agreement and Plan of Reorganization
                                          dated as of June 14, 1999 by and among
                                          Invitrogen Corporation, Invo Merger
                                          Corporation, and NOVEX. Schedules and
                                          similar attachments to this Exhibit
                                          have not been filed; upon request,
                                          Invitrogen will furnish supplementally
                                          to the Commission a copy of any
                                          omitted schedule. Incorporated by
                                          reference from Annex A to the
                                          Registration Statement on Form S-4
                                          (Commission File No. 333-82593).

     23.1                                 Consent of Ernst & Young LLP,
                                          Independent Auditors.

     27.01                                Financial Data Schedule

     99.1 NOVEX audited (i) Consolidated Balance Sheets as of March 31, 1999 and 1998;
                                          (ii) Consolidated Statements of Income
                                          for the years ended March 31, 1999,
                                          1998 and 1997; (iii) Consolidated
                                          Statements of Stockholders' Equity for
                                          the years ended March 31, 1999, 1998
                                          and 1997; (iv) Consolidated Statements
                                          of Cash Flows for the years ended
                                          March 31, 1999, 1998 and 1997; and
                                          related Notes to Consolidated
                                          Financial Statements. Incorporated by
                                          reference to Invitrogen Corporation's
                                          Registration Statement on Form S-4
                                          (Commission File No.
                                          333-82593).

     99.2                                 NOVEX unaudited (i) Consolidated
                                          Balance Sheet as of June 30, 1999;
                                          (ii) Consolidated Statements of
                                          Income for the three months ended
                                          June 30, 1999 and 1998; and (iii)
                                          Consolidated Statements of Cash Flows
                                          for the three months ended June 30,
                                          1999 and 1998.

     99.3 Invitrogen Corporation and NOVEX Unaudited Pro Forma (i) Combined Balance Sheet as of June 30, 1999;
                                          (ii) Combined Statements of Income for
                                          the six months ended June 30, 1999 and
                                          1998 and for the years ended December
                                          31, 1998, 1997 and 1996; and (iii)
                                          related Notes to Combined Financial
                                          Statements.


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